================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                    (AS DEPOSITOR UNDER THE TRUST AGREEMENT,
          DATED AS OF DECEMBER 30, 1996, PROVIDING FOR THE ISSUANCE OF
                       TRUST CERTIFICATES, SERIES 1996-6)


                 Salomon Brothers Mortgage Securities Vii, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    333-14225             13-3439681
           --------                    ---------             ----------
(State or Other Jurisdiction        (Commission        (I.R.S. Employer
of Incorporation)                   File Number)       Identification Number)

Seven World Trade Center
New York, New York                                             10048
------------------                                             -----
(Address of Principal                                       (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
                                                     --------------


================================================================================

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)  Not applicable

                  (b)  Not applicable

                  (c)  Exhibits:



                       Item 601(a) of
                       Regulation S-K
Exhibit No.            Exhibit No.                    Description
-----------            -----------                    -----------

     1                        23.1            Consent of Independent Accountants

     2                        23.2            Consent of Independent Accountants

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   December 30, 1996

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.



                                   By:    /s/ Gregory P. Petroski
                                      ------------------------------
                                   Name:  Gregory P. Petroski
                                   Title: Assistant Vice President

                                INDEX TO EXHIBITS



    Exhibit No.                 Description                         Page
    -----------                 -----------                         ----

          1             Consent of Coopers & Lybrand L.L.P.           5

          2             Consent of Coopers & Lybrand L.L.P.           6